                       STATEMENT OF ADDITIONAL INFORMATION

                   SCHWAB MUNICIPAL MONEY FUNDS - SWEEP SHARES
                         SCHWAB MUNICIPAL MONEY FUND TM
                   SCHWAB CALIFORNIA MUNICIPAL MONEY FUND TM
                    SCHWAB NEW YORK MUNICIPAL MONEY FUND TM
                   SCHWAB NEW JERSEY MUNICIPAL MONEY FUND TM
                  SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND TM
                     SCHWAB FLORIDA MUNICIPAL MONEY FUND TM
                  SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND TM

                         VALUE ADVANTAGE INVESTMENTS(R)
             SCHWAB MUNICIPAL MONEY FUND - VALUE ADVANTAGE SHARES TM
               SCHWAB MUNICIPAL MONEY FUND - INSTITUTIONAL SHARES
                 SCHWAB MUNICIPAL MONEY FUND - SELECT SHARES(R)
        SCHWAB CALIFORNIA MUNICIPAL MONEY FUND - VALUE ADVANTAGE SHARES TM
         SCHWAB NEW YORK MUNICIPAL MONEY FUND - VALUE ADVANTAGE SHARES TM

                                 APRIL 30, 2005
                           AS AMENDED FEBRUARY 1, 2006

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund's prospectus.

To obtain a free copy of any of the prospectuses, please contact Schwab Funds(R) at 1-800-435-4000 or write to the funds at P.O. Box 3812, Englewood, Colorado 80155-3812. For TDD service call 1-800-345-2550. The prospectuses also may be available on the Internet at: http://www.schwab.com/schwabfunds.

Each fund is a series of The Charles Schwab Family of Funds (the Trust). The Trust and Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios are collectively referred to as the "Schwab Funds."

The funds' audited financial statements from the funds' annual reports for the fiscal year ended December 31, 2004, are incorporated by reference into this SAI. A copy of a fund's 2004 annual report is delivered with the SAI.


                                TABLE OF CONTENTS                           Page

INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES,
RISKS AND LIMITATIONS.......................................................   2
MANAGEMENT OF THE FUNDS.....................................................  25
DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES...........................  35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................  46
INVESTMENT ADVISORY AND OTHER SERVICES......................................  46
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................  49
DESCRIPTION OF THE TRUST....................................................  52
PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF
SHAREHOLDER DOCUMENTS.......................................................  53
TAXATION....................................................................  55
APPENDIX-RATINGS OF INVESTMENT SECURITIES...................................  62
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      INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Schwab Municipal Money Fund TM seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal income tax.

Schwab California Municipal Money Fund TM seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and California personal income tax.

Schwab New York Municipal Money Fund TM seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and New York state and local personal income tax.

Schwab New Jersey Municipal Money Fund TM seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and New Jersey personal income tax.

Schwab Pennsylvania Municipal Money Fund TM seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and Pennsylvania personal income tax.

Schwab Florida Municipal Money Fund TM seeks the highest current income exempt from federal income tax that is consistent with stability of capital and liquidity, and also seeks to have its shares exempt from the Florida intangible tax.

Schwab Massachusetts Municipal Money Fund TM seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and Massachusetts personal income tax.

Each fund's investment objective may be changed only by a vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting; or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee the funds will achieve their objectives.

The funds operate as money market funds and seek to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the 1940 Act), as that Rule may be amended from time to time. The Rule's key provisions govern the maturity, quality and diversification of money market fund investments. For example, with respect to maturity, Rule 2a-7 currently provides that money funds limit their investments to securities with remaining maturities of 397 days or less, and maintain dollar-weighted average maturities of 90 days or less, both calculated as described in the Rule. In addition, money funds may only invest in high quality securities. The funds are also subject to strict diversification requirements under Rule 2a-7.

The following investment strategies, securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for
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payments of interest and principal on the security pursuant to Rule 2a-7 under the 1940 Act unless otherwise noted.

                              INVESTMENT STRATEGIES

Schwab Municipal Money Fund TM (a national municipal money fund) seeks to achieve its investment objective by investing in municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.

Schwab California Municipal Money Fund TM (a state-specific municipal money fund) seeks to achieve its investment objective by investing in California municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and California personal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.

Schwab New York Municipal Money Fund TM (a state-specific municipal money fund) seeks to achieve its investment objective by investing in New York municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and New York state personal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.

Schwab New Jersey Municipal Money Fund TM (a state-specific municipal money fund) seeks to achieve its investment objective by investing in New Jersey municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and New Jersey personal income tax. This policy may only be changed with shareholder approval. These investments include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.

Schwab Pennsylvania Municipal Money Fund TM (a state-specific municipal money fund) seeks to achieve its investment objective by investing in Pennsylvania municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and Pennsylvania personal income tax. This policy may only be changed with shareholder approval. These investments may include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.
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Schwab Florida Municipal Money Fund TM (a state-specific municipal money fund)
seeks to achieve its investment objective by investing in Florida municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal income tax and so that its shares are exempt from the Florida intangible tax. This policy may only be changed with shareholder approval. These investments include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net asset means net assets plus any borrowings for investment purposes.

Schwab Massachusetts Municipal Money Fund TM (a state-specific municipal money fund) seeks to achieve its investment objective by investing in Massachusetts municipal money market securities. Under normal circumstances, the fund will invest at least 80% of its net assets in municipal money market securities the interest from which is exempt from federal and Massachusetts personal income tax. This policy may only be changed with shareholder approval. These investments include securities that pay income that is subject to the Alternative Minimum Tax (AMT securities). The fund will count AMT securities toward satisfaction of the 80% basket in accordance with Rule 35d-1 under the 1940 Act. Also, for purposes of this policy, net assets mean net assets plus any borrowings for investment purposes.

Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

                         INVESTMENT SECURITIES AND RISKS

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will not purchase securities while borrowings are outstanding or will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund may invest more than 25% of its total assets in private activity bonds and municipal securities financing similar projects such as those relating to education, health care, transportation, utilities, industrial development and housing. To the extent a fund invests a substantial portion of its assets in private activity bond and municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal risk.

CREDIT AND LIQUIDITY SUPPORTS or enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities as well as moral obligations, which are sometimes issued with municipal securities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund, except the Schwab Municipal Money Fund TM, is a non-diversified mutual fund. Each fund follows the regulations set forth by the SEC in Rule 2a-7 that dictate the diversification requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time. The Schwab Municipal Money Fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days.

FOREIGN SECURITIES involve additional risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Credit and liquidity supports also may be provided by foreign entities. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING allows the funds to borrow money from and/or lend money to other Schwab Funds(R). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds(R).

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, municipalities, corporations and financial institutions (like banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are generally subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations ("municipal issuers"). These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from the funds attributable to interest on such bonds may not be tax exempt. The funds may also acquire and hold "conduit securities," which are securities issued by a municipal issuer involving an arrangement or agreement with a person other than a municipal issuer to provide for, or secure repayment of, the securities. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investment in these funds.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. The maturity date or price of and financial assets collateralizing a municipal money market security may be structured in order to make it qualify as or act like a municipal money market security. These securities may be subject to greater credit and interest rate risks than other municipal money market securities because of their structure.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue

Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The funds may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The funds also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which is meant to be exempt from federal income tax, and, typically personal income tax of a state or locality.

The investment adviser relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a fund.

PUTS, sometimes called demand features or guarantees, are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.

QUALITY OF INVESTMENTS. Each fund follows regulations set forth by the SEC that dictate the quality requirements for investments by money market mutual funds as such regulations may be amended or interpreted from time to time. These regulations require the funds to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the Board of Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment adviser. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category.

Should a security's high-quality rating change after purchase by a fund, the investment adviser would take such action, including no action, as determined to be in the best interest of the fund and as required by Rule 2a-7. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.

REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be "collateralized" by first tier securities in which the funds could invest directly. In addition, repurchase agreements collateralized entirely by U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. For example, tender option bonds, commercial paper and other promissory notes may be issued under Section 4(2) of the Securities Act of 1933 and may be sold only to qualified institutional buyers, such as the funds, under Securities Act Rule 144A.

Restricted securities may be deemed liquid or illiquid. In order to be deemed liquid, a fund must be able to dispose of the security in the ordinary course of business at approximately the amount the fund has valued the security. In addition, the investment adviser must determine that an institutional or other market exists for these securities. In making this determination, the investment adviser may take into account any liquidity support associated with the security. It is not possible to predict with assurance whether the market for any restricted security will continue. Therefore, the investment adviser monitors a fund's investments in these securities, focusing on factors, such as valuation, liquidity and availability of information. To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may increase if buyers in that market become unwilling to purchase the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Because investment companies employ investment advisers and other service providers, investments by a fund into another investment company may cause shareholders to pay duplicative fees and incur expenses.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the Schwab Funds(R) an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Schwab fund may hold, provided that certain conditions are met. The conditions imposed by the SEC were designed to address certain abuses perceived to be associated with "funds of funds", including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by the investing fund over the underlying fund. The conditions apply only when a Schwab fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

STATE-SPECIFIC MUNICIPAL MONEY FUNDS are municipal money market funds that invest at least 80% of their net assets in securities that pay income that is exempt from federal taxes and the taxes of a particular state. These funds may invest primarily and generally predominately in municipal money market securities issued by or on behalf of one state or one state's counties, municipalities, authorities or other subdivisions. They also may invest in securities issued by certain U.S. territories and possessions, such as Puerto Rico, that pay income that is exempt from federal and state income tax.

These funds' securities are subject to the same general risks associated with other municipal money market funds' securities. In addition, their values will be particularly affected by economic, political, geographic and demographic conditions and developments within the appropriate state. A fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities. The ability of the state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities.

These funds are not suitable for investors who would not benefit from the tax-exempt character of each fund's investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.

The following information is a brief summary of certain factors affecting the economies of the States of California, New York, Pennsylvania, Florida, New Jersey and Massachusetts. This information is generally derived from information that was published prior to the date of this SAI and does not purport to be a complete current description of such factors, nor does it represent a complete analysis of every factor affecting debt obligations of each State. Such information has not been independently verified. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of these states or other issuers of these states' municipal securities. In addition, the ratings of Moody's, S&P and Fitch referred to below represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality and are subject to change.

CALIFORNIA. The following information constitutes only a brief summary, based primarily on one or more publicly available offering statements relating to debt offerings of California issuers, the latest of which is dated February 9, 2005.

The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption.

California includes areas of geological instability and has in the past experienced major earthquakes that have resulted in significant economic damage. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State has experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California), weakened exports, and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues.

The 2003 Budget Act forecasted $73.4 billion in General Fund revenues and transfers and $71.1 billion in expenditures. However, this budget assumed the issuance $10.7 billion in fiscal recovery bonds. At a special election held in October 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who took office in November, who proposed placing an alternative $15 billion economic recovery bond measure on the March 2004 ballot to address the budget deficit. In March 2004, California voters approved both the economic recovery bonds and a related balanced budget amendment described below. California ended the fiscal year with a reserve of $2.8 billion.

The 2004 Budget Act forecasted $77.3 billion in General Fund revenues and transfers and $80.7 billion in expenditures for 2004-05. The June 30, 2005, reserve is, now as of January 2005, projected to be $784 million, compared to an estimated June 30, 2004, reserve of $2.8 billion. In a September 2004 report, the Legislative Analyst Office ("LAO") concludes that while the 2004 Budget Act "includes significant ongoing savings" and "makes some progress toward resolving the State's ongoing structural budget shortfall," the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a "significant number of one-time or limited-term solutions" and "obligates additional spending in future years." The LAO states that a combination of these factors will likely add to the LAO's projected shortfall, and "that substantial additional actions will be needed to bring future budgets into balance."

One-time savings measures contained in the 2004 Budget Act and highlighted in the LAO's report include, among others, the use of approximately $2 billion in economic recovery bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of vehicle license fee "gap" loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans.

The 2005-06 Governor's Budget, released in January 2005, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $9.1 billion for fiscal 2005-06 would continue to be incurred. This budget projected General Fund revenues for 2005-06 of $83.2 billion, an increase of $5.3 billion compared with revised estimates for 2004-05. General Fund expenditures were projected at $85.7 billion, an increase of $3.4 billion compared with revised estimates for 2004-05. The 2005-06 Budget includes $7.0 billion in program reductions and related cost savings in 2005-06. In addition, the budget proposes the issuance of an additional $1.7 billion in economic recovery bonds and a variety of proposals to increase tax revenues by $409 million without tax increases. The budget provides for a year-end reserve of $500 million.

The 2005-06 Budget also proposes several major budget reforms, including modifying Proposition 98 (the State's minimum funding requirement for education), imposing across-the-board budget reductions in the event of fiscal imbalance, consolidating certain outstanding obligations, terminating the State's right to suspend the automatic transfer of gas tax revenues to special transportation funds, prohibiting the borrowing of special funds to cover General Fund imbalances and terminating the State's and local government's sponsorship of defined benefit retirement plans.

The issuance of additional debt, the proposed spending cuts and the major budget reforms are controversial and there can be no assurance which will eventually be approved by voters or enacted by the Legislature.

In its January 12, 2005 report, the Legislative Analyst's Office observes that while the budget's proposals would address the 2005-06 shortfall, it falls well short of fully addressing the State's ongoing structural imbalances and the budget reform proposals would dramatically reduce the ability of future policy makers to establish budget priorities when addressing future budget shortfalls. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

As of February 1, 2005, the State's general obligation bonds were rated A3 by Moody's, A by Standard & Poor's, and A- by Fitch Ratings. In September 2004, Fitch Ratings raised California's general obligation bond rating to A- from BBB, citing the State's financial improvement with the successful issuance of economic recovery bonds, improving economic indicators, and revenues matching estimates. In August 2004, Standard & Poor's raised its rating to A from BBB citing the easing of immediate liquidity pressure on the State following the sale of the economic recovery bonds and the State's recent economic improvement. Standard & Poor's factored into the rating, however, the continued structural deficit between ongoing revenues and expenditures, coupled with future fiscal pressure due to promises made to substantially increase funding for local governments, schools, and state higher education institutions in fiscal 2007. In May 2004, Moody's upgraded its rating from Baa1 to A3 and stated that the upgrade reflected a now established trend of recovery in the State's economy and tax revenues, as well as an improved state budgetary and liquidity outlook. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 10,000,000 (Los Angeles). The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.
Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment that changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools. Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the impact of this or related legislation can not be predicted.

Approved in March 2004 with the State's economic recovery bonds, Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from (i) acting on any other bills, or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98, Proposition 58 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

According to the State, the 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. Under the State-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive will be reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue. Also for these two fiscal years, redevelopment agencies will be required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

NEW YORK. New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The financial activities sector share of total wages is particularly large for the State relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector. Important industry sectors in the State include the following: services industries, manufacturing, trade, transportation and utilities, financial activities, agriculture and government.

The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its Agencies and Authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that Agencies, Authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of the Agencies or Authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the Agencies and the Authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected. Over the long term, the State and City face potential economic problems. The City accounts for a large portion of the State's population and personal income, and the City's financial health affects the State in numerous ways. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements.

The combined state and local taxes of residents of the State, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the State and its localities to raise additional revenue. In addition, combined state and local debt per capita in the State is significantly above the national average and debt service expenditures have represented an increasing claim on State and local budgets.

New York State. The September 11th terrorist attack had a devastating impact on the New York economy. New York City is still in the process of recovering from the severity of the impact. However, there is evidence that the State economy has emerged from recession and that the State's current economic expansion, estimated to have begun in August 2003, will be sustainable. The State economy has added over 72,000 private sector jobs since August of last year. Total State employment is projected to rise 0.5 percent in 2004, following a decline of 0.6 percent in 2003. Wage income is projected to rise 5.6 percent in 2004, following growth of only 1.4 percent in 2003. Employment, wage, and total personal income growth projected for 2004 are much closer to historical averages for New York and reflect the belief that the State economy is solidly on an expansionary path. The unemployment rate is projected to fall from 6.3 percent in 2003 to 6.2 percent for 2004. The continued strengthening of the State economy will help to sustain the housing market, although not at the fast pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the profit outlook for the finance industry is brightening, though the level of profits for the year is not expected to match that of 2003.

The State's 2004-05 Executive Budget recommended actions to close a general fund budget gap of $5.1 billion. The recommendations included $2.6 billion in savings from spending restraint (including program restructuring and the use of alternate funding sources), $972 million in new revenues, and $1.5 billion in other measures. The Executive Budget projected budget gaps of $2.9 billion in 2005-06 and $4.4 billion in 2006-07, a reduction of $3.8 billion and $3.5 billion, respectively, from the initial gaps at the start of the 2004-05 budget cycle. The gap estimates assumed all the Executive budget savings proposals were enacted in their entirety. The Legislature completed action on the budget for the 2004-05 fiscal year on August 11, 2004. The Division of Budget estimates that, in comparison to the Executive Budget, the Legislative Budget Agreement identified $1.1 billion in new General Fund resources to fund $1.5 billion in additions and $280 million in new costs, leaving an imbalance of roughly $600 million to $700 million in 2004-05 and gaps of approximately $6 billion in 2005-06 and $8 billion in 2006-07.

The Governor vetoed General Fund spending additions valued at $235 million in 2004-05, reducing the projected General Fund imbalance in the current year to approximately $400 million. The vetoes are expected to generate comparable savings in 2005-06 and 2006-07. The Governor also vetoed $1.6 billion in new bonding for capital spending approved by the Legislature. Under the State Constitution, the Legislature may take action on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.

In order to assure budget balance in the current fiscal year and to begin to address the 2005-06 and 2006-07 budget gaps, the Governor has directed the Division of the Budget to develop a Fiscal Management Plan to reduce State Operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. Elements of the Plan include continuing statewide austerity measures that limit discretionary spending, ban non-essential travel, and restrict or terminate lower-priority capital spending and other contractual liabilities; updating agency management plans to eliminate, consolidate, and streamline governmental services; maximizing Federal aid; and developing cost containment proposals that can be presented for legislative action later this year.

As of the date of this SAI, S&P rates the State's general obligation bonds AA, Moody's rates the State's general obligation bonds A1, and Fitch rates the State's general obligation bonds AA-. In September 2004, S&P changed its outlook on the State to stable. In November 2004, Moody's placed a positive outlook on the State.

New York City. In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included providing the City with financing assistance and overseeing the City's financial affairs. As required, the City now prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps. To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected.

As of the date of this SAI, Moody's, S&P and Fitch currently rate the City's outstanding general obligation bonds A1, A and A+, respectively. In April 2005, Moody's upgraded the City's rating to A1 from A2, citing the city's recovery from one of the most serious crises in decades. S&P changed its outlook for the City from negative to stable in May 2003. Currently, Fitch has a stable outlook on the City.

PENNSYLVANIA. Pennsylvania had historically been identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure.

As of the date of this SAI, all outstanding general obligation bonds of the Commonwealth are currently rated AA by Standard and Poor's Corporation ("S&P"), Aa2 by Moody's Investors Service, Inc. ("Moody's") and AA by Fitch. Factors contributing positively to credit quality in Pennsylvania include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of State government. The City of Philadelphia's long-term obligations are currently rated BBB by S&P, Baa1 (negative outlook) by Moody's and BBB+ (negative outlook) by Fitch. The credit prospects of Philadelphia, which had been placed under oversight in the 1990s, and subsequently significantly improved, are again challenging. In addition, the City of Pittsburgh has been found by the Commonwealth to be in fiscal distress and has now been placed under oversight. The City has adopted a budget for 2005 and has had the Commonwealth's legislature approve new revenue sources. The City of Pittsburgh's long-term obligations are currently rated BBB (stable outlook) by Fitch. In December 2004, S&P raised Pittsburgh's rating to "BBB-" and maintains a stable outlook. In March, 2005, Moody's raised the city's rating to Baa3, with a stable outlook. Both the Southeastern Pennsylvania Transportation Authority (servicing the Philadelphia area) and the Allegheny County Port Authority (servicing the Pittsburgh area) are experiencing a current lack of funding for their mass transit operations and have projected substantial fare increases and reductions in service unless the Commonwealth is able to increase subsidies.

A rebounding national economy that exceeded preliminary estimates for growth resulted in actual fiscal year 2004 Commonwealth General Fund revenues exceeding its budget estimate by $636.7 million. Total fiscal year 2004 revenues net of certain reserves totaled $23,159.7 million. The fiscal year 2004 final unappropriated surplus balance was $76.7 million as of June 30, 2004. Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate. As part of the fiscal year 2004 budget certain tax, fee and other revenue enhancement items (totaling $794 million) were enacted. Major components of this increase were: (i) an increase in the personal income tax rate; (ii) an extension of the gross receipts tax to cellular and interstate telecommunications; (iii) revisions to the law regarding the escheating of property to the Commonwealth; (iv) a continued partial deferral of the scheduled reduction in the capital stock and franchise tax; and (v) an increase of 10 cents per pack to the cigarette tax.

As part of the fiscal year 2004 budget proposal, the Governor proposed two major program expansions that were enacted by the General Assembly. In education, the Governor proposed to increase subsidy payments to school districts by the Commonwealth. As enacted, the program would increase, over time, the Commonwealth's subsidy of local public school costs to 50 percent of total costs in the aggregate. These increased subsidy payments (totaling nearly $1.0 billion) are expected to be funded from taxes realized from the legalization of slot machines at racetracks in the State. The Governor also proposed an economic stimulus program to provide additional funding to invest in economic development projects within the State. The funding for the program is to come from $2,025 million of debt issued over more than four fiscal years. In February 2004, the General Assembly authorized a ballot referendum pertaining to the Governor's proposed water and sewer infrastructure program. On April 27, 2004, the voters of the Commonwealth approved the referendum proposal authorizing the Commonwealth to incur an additional $250 million in general obligation debt for the funding of certain local water and sewer capital infrastructure projects directly related to economic development projects funded via the Governor's economic stimulus program.

The adopted budget for fiscal year 2005 is based on an estimated 4.5 percent increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues are projected to increase 3.8 percent over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. Receipts of Commonwealth non-tax revenues are expected to return to historic levels of approximately $478.4 million in fiscal year 2005, a reduction of $303.6 million from fiscal year 2004 actual receipts. The fiscal year 2005 estimate for Commonwealth revenues as estimated in June 2004 was based upon an economic forecast for national real gross domestic product to grow at a 4.1 percent rate from the second quarter 2004 to the second quarter 2005. The forecast anticipates that economic growth will continue to recover from a recent period of softness in the second quarter of 2004 and that employment levels will continue to improve moderately. Trends in the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The fiscal year ending unappropriated balance is currently estimated to be $5.1 million for fiscal year 2005. The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

FLORIDA. The State of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. Its primary vulnerability is exposure to the business cycle affecting both the tourism and construction sectors. The management of rapid growth has been the major challenge facing state and local governments. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the state's budget balancing efforts.

Florida is the fourth most populous state in the nation. Strong population growth is the fundamental reason why Florida's economy has typically performed better than the nation as a whole. Florida's per capita personal income has been slightly higher than the national average for many years and from 1994 to 2003 grew by 70% and per capita income expanded approximately 39%. This increase directly reflects the State's population increase.

Debt levels in the State of Florida are moderate, reflecting the tremendous capital demands associated with rapid population growth. Florida is unusual among states in that all general obligation "full faith and credit" debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. The State of Florida issues general obligation debt for a variety of purposes; however, the State Constitution requires a specific revenue stream to be pledged to State general obligation bonds as well.

The state of Florida is heavily dependent upon sales tax with nearly three-quarters of the state's general fund revenues being derived from sales and use taxes, which makes the state's general fund vulnerable to recession. This dependence upon sales tax, combined with economic recession, has resulted in budgetary shortfalls in the past. Florida has reacted to preserve an adequate financial position primarily through expenditure reductions. State officials, however, still face tremendous capital and operating pressures due to the growth that will continue to strain the state's narrow revenue base. As a counterbalance to the dependence on the historically volatile sales tax, the state enacted a constitutional amendment establishing a Budget Stabilization Fund and has since made yearly deposits to that Fund. Florida's debt level continues to rise steadily but remains manageable.

The State has no personal income tax, but its other revenue sources, primarily sales taxes, have grown consistently. However, the Governor is pushing to phase out the State's intangible tax. Florida's labor markets have fared well during the national employment recession. Unemployment has remained below national levels at 4.5% in July 2004, down from 5.2% in July 2003, and below the July national average of 5.5%. Florida's per capita income of $30,446 in 2003 is approximately 96.2% of the national average of $31,632. Lower income levels are consistent with a large retirement population.

The general revenue budget of $24.3 billion for fiscal 2005 was approved by the legislature during a special session in May with major spending areas in education and human services. The budget stabilization reserve (equal to 5% of general revenues) remains fully funded but the budget was balanced using $454 million of transfers.

The State was well positioned to manage the aftermath of the 2004 hurricane season. Higher-than-expected revenue collections for the current fiscal year 2005 are expected to be sufficient to offset the disaster recovery costs of the hurricanes, for which the State's non-reimbursable share exceeds $700 million. The State also has more than $3.3 billion in its working capital and budget stabilization funds, providing additional support in managing the State's financial position for the future.

Fitch raised Florida's general obligation bond rating to `AA+' from `AA' in March 2005. In February, 2005, S&P upgraded the State's rating to `AAA' from `AA+'. Moody's raised the State's rating to `Aa1' from `Aa2' in January 2005.

NEW JERSEY. New Jersey is the ninth largest state in population, fifth smallest in land area and the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1977, casino gambling in Atlantic City has been an important State tourist attraction.

In July 2004, Moody's downgraded the direct obligations of the State of New Jersey from Aa2 to Aa3. This comes after a March 2002 downgrade from Aa1 to Aa2. Moody's most recent downgrade reflected the expectation that the sizable structural imbalance in the State's 2004/ 2005 budget would likely persist beyond fiscal year 2005/2006. Moody's March 2002 downgrade reflected the sudden negative effect on the State's budget from revenue losses resulting from the depressed stock market and weakened financial services industry, which combined with across the board spending pressures and substantially reduced reserves were expected to strain state finances over the next two years. In July 2004, S&P downgraded the direct obligations of the State of New Jersey from AA to AA-. This comes after a June 2002 downgrade from AA+ to AA. S&P's most recent downgrade cited the State's structural budget imbalance and its reduced future fiscal flexibility resulting from the New Jersey State Supreme Court's ruling prohibiting the State from using bonds proceeds to balance the budget in fiscal year 2005/2006 and beyond. S&P's June 2002 downgrade cited the downward revision in revenues and decrease in reserves leading to reduced financial flexibility and the increased likelihood that it would require several years to bring the state's budget into structural balance. As of the date of this SAI, Fitch maintains a rating of AA- on New Jersey's general obligation bonds, which is a downgrade from its recent rating of AA. The credit risk associated with direct obligations of the State of New Jersey and state agencies, including general obligation and revenue bonds, and lease debt, compares unfavorably to that of other states.

The preliminary growth rate for New Jersey's personal income for the first quarter of 2004 improved over the growth rate for the fourth quarter of 2003. Moderate growth is forecast for the remainder of 2004. The State's unemployment rate fell in May 2004 to a rate below the national rate. Employment growth and personal income growth are projected to increase in 2005. The State's economy is expected to follow the national trend in 2005.

The State's debt burden is manageable in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues such as transportation improvements and pension liabilities. Tax-supported debt as measured against income and population is now among the highest in the U.S. Debt levels are expected to continue to increase as the state and the local school districts borrow in association with the School Construction Program. In 2003, the State Supreme Court, which in 2002 approved the constitutionality of State lease debt issued to finance the School Construction Program, approved the constitutionality of State lease debt issued for other purposes. As stated above, a recent New Jersey State Supreme Court ruling now prohibits the State from using bonds proceeds to balance the budget in fiscal year 2005/2006 and beyond.

MASSACHUSETTS. The Commonwealth of Massachusetts has a highly developed economy with a large service sector, particularly in health care, high technology, financial services and education. The economic downturn that began in 2001 has affected the high technology and financial services industries in Massachusetts and has resulted in increased unemployment and reduced tax revenue to the Commonwealth. In fact, the Commonwealth lost approximately 143,000 jobs between 2001 and 2003, putting significant strains on the budget. Unemployment, which had been comparatively low in recent years, rose from 3.7% in 2001 to 5.8% for 2003. The trend appeared to be improving in 2004, with unemployment falling rapidly in the second half of 2004, to 4.2% in November 2004.

The tax on personal property and real estate is the largest source of tax revenues available to Massachusetts cities and towns. "Proposition 2 1/2," limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. To offset shortfalls experienced by local governments as a result of Proposition 2 1/2, the Commonwealth has significantly increased direct local aid, but this aid was reduced in FY 2003 and FY 2004 in response to budget stress. These payments to cities, towns and regional school districts take the form of both direct and indirect assistance. In fiscal year 2004, approximately 21% of the Commonwealth's projected spending was allocated to direct assistance to cities and towns.

The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and certain teachers throughout the state. Currently, the Commonwealth is required to fund future pension liabilities and to amortize the Commonwealth's accumulated unfunded liability to zero by June 30, 2018. The Public Employees Retirement Administration Commission prepared an actuarial valuation of the total pension obligation dated January 1, 2003, which was released September 17, 2003. The unfunded accrued actuarial liability as of that date for the total obligation was approximately $13.4 billion, an increase of $6 billion over the unfunded actuarial accrued liability as of January 1, 2002. The valuation study estimated the total actuarial accrued liability as of January 1, 2003 to be approximately $43.03 billion. Total assets were valued at approximately $29.629 billion, based on the five-year average valuation method, which equaled 115% of the January 1, 2003 total asset market value. Accordingly, the Commonwealth currently has significant unfunded liabilities relating to its pension obligations.

Further, Commonwealth debt levels remain well above average. According to a rating service, in 2004, the total debt to personal income ratio was the second highest in the United States.

In March, 2005, S&P upgraded the Commonwealth's long-term rating to AA from AA-due to greater budget certainty associated with the spin off of the Massachusetts Bay Transportation Authority and the School Building Assistance programs. Moody's rates direct obligations of the Commonwealth as Aa2. Both rating agencies have a stable outlook on their ratings. In December 2004, Moody's removed its negative outlook on its rating. Fitch rates direct obligations of the Commonwealth at AA-.

TAXABLE SECURITIES. Under normal conditions, the funds do not intend to invest in securities in which interest is subject to federal income and/or state and local personal income taxes. However, from time to time, as a defensive measure or under abnormal market conditions, the funds may make temporary investments in securities, the interest on which is subject to federal income and/or state and local personal income taxes.

TEMPORARY DEFENSIVE INVESTMENTS. During unusual market conditions, the Schwab Municipal Money Fund TM, Schwab California Municipal Money Fund TM, Schwab New York Municipal Money

Fund TM, Schwab New Jersey Municipal Money Fund, Schwab Pennsylvania Municipal Money Fund, Schwab Florida Municipal Money Fund, and the Schwab Massachusetts Municipal Money Fund may invest in taxable money market securities as a temporary defensive measure.

U.S. GOVERNMENT SECURITIES. Many U.S. government securities are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae) and the Federal Home Loan Bank (FHLB) maintain limited lines of credit with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities that a fund owns do not extend to shares of the fund itself. Although the risk of default with U.S. government securities is considered unlikely, any default on the part of a portfolio investment could cause a fund's share price or yield to fall.

U.S. TREASURY SECURITIES are obligations of the U.S. Treasury and include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States government.

VARIABLE AND FLOATING RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by a fund. In addition, a fund may exercise only its demand rights at certain times. A fund could suffer losses in the event that the issuer defaults on its obligation.

Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund's investment limitations.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's outstanding voting shares.

EACH OF SCHWAB MUNICIPAL MONEY FUND TM, SCHWAB CALIFORNIA MUNICIPAL MONEY FUND TM AND SCHWAB NEW YORK MUNICIPAL MONEY FUND TM MAY NOT:

(1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Lend or borrow money, except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Pledge, mortgage or hypothecate any of its assets, except to the extent as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) Issue senior securities, except to the extent as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) Purchase securities or make investments other than in accordance with investment objectives and policies.

SCHWAB MUNICIPAL MONEY FUND TM MAY NOT:

(1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

EACH OF SCHWAB NEW JERSEY MUNICIPAL MONEY FUND TM, SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND TM, SCHWAB FLORIDA MUNICIPAL MONEY FUND TM AND SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND TM MAY NOT:

(1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) Purchase or sell commodities, commodities contracts, futures contracts, or real estate, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) Lend or borrow money, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) Underwrite securities, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) Pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) Issue senior securities, except as permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act presently restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Concentration. The SEC presently defines concentration as investing 25% or more of a fund's net assets in an industry or group of industries, with certain exceptions. Municipal securities are not deemed to be issued by an issuer from a single industry or group of industries.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, the funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the funds' Board of Trustees.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(6)      Invest more than 10% of its net assets in illiquid securities.

(7) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

THE SCHWAB MUNICIPAL MONEY FUND TM MAY NOT:

(1) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, group of industries or in any one state (although securities issued by government or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

THE SCHWAB CALIFORNIA MUNICIPAL MONEY FUND TM, THE SCHWAB NEW YORK MUNICIPAL MONEY FUND TM, THE SCHWAB NEW JERSEY MUNICIPAL MONEY FUND TM, THE SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND TM, THE SCHWAB FLORIDA MUNICIPAL MONEY FUND TM AND THE SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND TM MAY NOT:

(1) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (although securities issued by government or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS

The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 7 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.

This information is provided as of December 31, 2004. Each of the officers and/or trustees also serves in the same capacity as described for the Trust, for Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios (collectively referred to herein as the "Family of Investment Companies"), which as of December 31, 2004, included 53 funds.

On January 30, 2004, CSIM became the investment advisor of the Laudus Trust and the Laudus Variable Insurance Trust (the Family of Investment Companies, Laudus Trust and Laudus Variable Insurance Trust are collectively referred to herein as the "Fund Complex"). As of December 31, 2004, the Fund Complex consisted of 63 funds. Ms. Byerwalter and Mr. Hasler also serve as trustees for the Laudus Trust and Laudus Variable Insurance Trust, therefore, each of these trustees oversees all 63 funds in the Fund Complex. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other current directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

                                                                        PRINCIPAL
NAME AND               POSITION(S)            TERM OF OFFICE            OCCUPATIONS
DATE OF                WITH THE               AND LENGTH OF           DURING THE PAST
BIRTH                  TRUST                  TIME SERVED 1              FIVE YEARS                OTHER DIRECTORSHIPS
                                                     INDEPENDENT TRUSTEES

DONALD F. DORWARD        Trustee              Trustee of The      Chief Executive Officer,
September 23, 1931                            Charles Schwab      Dorward & Associates
                                              Family of Funds     (corporate management,
                                              since 1989.         marketing and
                                                                  communications consulting
                                                                  firm). From 1996 to
                                                                  1999, Executive Vice
                                                                  President and Managing
                                                                  Director, Grey
                                                                  Advertising. Prior to
                                                                  1996, President and Chief
                                                                  Executive Officer, Allen
                                                                  & Dorward Advertising.

ROBERT G. HOLMES         Trustee              Trustee of The      Chairman, Chief Executive
May 15, 1931                                  Charles Schwab      Officer and Director,
                                              Family of Funds     Semloh Financial, Inc.
                                              since 1989.         (international financial
                                                                  services and investment
                                                                  advisory firm).

DONALD R. STEPHENS       Trustee              Trustee of The      Managing Partner, D.R.
June 28, 1938                                 Charles Schwab      Stephens & Company
                                              Family of Funds     (investments). Prior to
                                              since 1989.         1996, Chairman and Chief
                                                                  Executive Officer of
                                                                  North American Trust
                                                                  (real estate investment
                                                                  trust).

----------
1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

MICHAEL W. WILSEY        Trustee              Trustee of The      Chairman and Chief
August 18, 1943                               Charles Schwab      Executive Officer, Wilsey
                                              Family of Funds     Bennett, Inc. (real
                                              since 1989.         estate investment and
                                                                  management, and other
                                                                  investments).

MARIANN BYERWALTER       Trustee              Trustee of The      Chairman of JDN Corporate       Ms. Byerwalter is on the
August 13, 1960                               Charles Schwab      Advisory LLC. From 1996         Board of Stanford University,
                                              Family of Funds     to 2001, Ms. Byerwalter         America First Companies,
                                              since 2000.         was the Vice President          Omaha, NE (venture
                                                                  for Business Affairs and        capital/fund management),
                                                                  Chief Financial Officer         Redwood Trust, Inc. (mortgage
                                                                  of Stanford University          finance), Stanford Hospitals
                                                                  and, in 2001, Special           and Clinics, SRI
                                                                  Advisor to the President        International (research), PMI
                                                                  of Stanford University. 2       Group, Inc. (mortgage
                                                                                                  insurance), Lucile Packard
                                                                                                  Children's Hospital. She is
                                                                                                  also a Trustee of Laudus
                                                                                                  Trust and Laudus Variable
                                                                                                  Insurance Trust (registered
                                                                                                  investment companies). In
                                                                                                  2005 she joined the board of
                                                                                                  Pacific Life Insurance
                                                                                                  Company.

WILLIAM A. HASLER        Trustee              Trustee of The      Mr. Hasler is Dean              Mr. Hasler is on the Board of
November 22, 1941                             Charles Schwab      Emeritus of the Haas            Aphton Corporation
                                              Family of Funds     Schools of Business at          (bio-pharmaceuticals),
                                              since 2000.         the University of               Mission West Properties
                                                                  California, Berkeley            (commercial real estate),
                                                                  (higher education).  --         Stratex Networks (a network
                                                                  Prior to August 1998, Mr.       equipment corporation), TOUSA
                                                                  Hasler was Dean of this         (home building), and
                                                                  institution.                    Solectron Corporation
                                                                                                  (manufacturing) where he is
                                                                                                  also Non-Executive Chairman.
                                                                                                  He is also a Trustee of
                                                                                                  Laudus Trust and Laudus
                                                                                                  Variable Insurance Trust
                                                                                                  (registered investment
                                                                                                  companies). Mr. Hasler is
                                                                                                  also a Public Governor and
                                                                                                  member of the Executive
                                                                                                  Committee for Pacific Stock &
                                                                                                  Options Exchange.

----------
2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since December 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

GERALD B. SMITH          Trustee              Trustee of The      Since 1990, Chairman and        Mr. Smith is on the Board of
September 28, 1950                            Charles Schwab      Chief Executive Officer         Cooper Industries (electrical
                                              Family of Funds     and founder of Smith            products, tools and
                                              since 2000.         Graham & Co. (investment        hardware), and is Chairman of
                                                                  advisors).                      the audit committee of
                                                                                                  Northern Border Partners,
                                                                                                  L.P. (energy).

                                                     INTERESTED TRUSTEES

CHARLES R. SCHWAB 3      Chairman and         Chairman and        Chairman, Chief Executive       Director, Siebel Systems (a
July 29, 1937            Trustee              Trustee of The      Officer and Director, The       software company) and Xign,
                                              Charles Schwab      Charles Schwab                  Inc. (a developer of
                                              Family of Funds     Corporation, Charles            electronic payment systems);
                                              since 1989.         Schwab & Co., Inc.;             Trustee, Stanford University,
                                                                  Chairman and Director,          since 1993; Director,
                                                                  Charles Schwab Investment       TrustMark, Inc.; Director,
                                                                  Management, Inc.;               The Gap, Inc. (clothing
                                                                  Chairman, Charles Schwab        retailer), until May 2004;
                                                                  Holdings (UK); Chief            Director, The Charles Schwab
                                                                  Executive Officer and           Trust Company, until July
                                                                  Director, Schwab                2001; Director, Audiobase,
                                                                  Holdings, Inc.; Chairman        Inc. (full-service audio
                                                                  and Chief Executive             solutions for the Internet),
                                                                  Officer, Schwab (SIS)           until March 2002; Director,
                                                                  Holdings, Inc. I, Schwab        Vodaphone AirTouch PLC (a
                                                                  International Holdings,         telecommunications company)
                                                                  Inc.; Director, U.S.            until May 2002.
                                                                  Trust Corporation, United
                                                                  States Trust Company of
                                                                  New York; Co-Chief
                                                                  Executive Officer until
                                                                  May 2003, The Charles
                                                                  Schwab Corporation.

----------
3 In addition to his employment with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation. Mr. Schwab is an Interested Trustees because he is an employee of Schwab and/or the adviser.

                                                OFFICERS

EVELYN DILSAVER          President and        Officer of The      Executive Vice President
May 4, 1955              Chief Executive      Charles Schwab      and President, Charles
                         Officer              Family of Funds     Schwab Investment
                                              since 2004.         Management, Inc. From June
                                                                  2003 to July 2004, Ms.
                                                                  Dilsaver was Senior Vice
                                                                  President of the Asset
                                                                  Management Products and
                                                                  Services Enterprise, with
                                                                  responsibility for product
                                                                  development and
                                                                  distribution. Prior to
                                                                  this, Ms. Dilsaver was
                                                                  Executive Vice President of
                                                                  U.S. Trust, a subsidiary of
                                                                  The Charles Schwab
                                                                  Corporation, as their chief
                                                                  financial officer and chief
                                                                  administrative officer.

STEPHEN B. WARD          Senior Vice          Officer of The      Director, Senior Vice
April 5, 1955            President and        Charles Schwab      President and Chief
                         Chief Investment     Family of Funds     Investment Officer, Charles
                         Officer.             since 1991.         Schwab Investment
                                                                  Management, Inc.; Chief
                                                                  Investment Officer, The
                                                                  Charles Schwab Trust
                                                                  Company.

GEORGE PEREIRA           Treasurer and        Officer of The      From December 1999 to
June 9, 1964             Principal            Charles Schwab      November 2004, Mr. Pereira
                         Financial Officer    Family of Funds     was Sr. Vice President,
                                              since 2004.         Financial Reporting,
                                                                  Charles Schwab & Co., Inc.
                                                                  From September 1999 to
                                                                  December 1999, Mr. Pereira
                                                                  was Chief Financial
                                                                  Officer, Commerzbank
                                                                  Capital Markets. Prior to
                                                                  September 1999, Mr. Pereira
                                                                  was Managing Director at
                                                                  the New York Stock Exchange.

KOJI E. FELTON           Secretary            Officer of The      Senior Vice President,
March 13, 1961                                Charles Schwab      Chief Counsel and Assistant
                                              Family of Funds     Corporate Secretary,
                                              since 1998.         Charles Schwab Investment
                                                                  Management, Inc. Prior to
                                                                  June 1998, Mr. Felton was a
                                                                  Branch Chief in Enforcement
                                                                  at the U.S. Securities and
                                                                  Exchange Commission in San
                                                                  Francisco.

RANDALL FILLMORE         Chief Compliance     Officer of The      Senior Vice President,
November 11, 1960        Officer              Charles Schwab      Institutional Compliance
                                              Family of Funds     and Chief Compliance
                                              since 2002.         Officer, Charles Schwab
                                                                  Investment Management,
                                                                  Inc. From 2002 to 2003,
                                                                  Mr. Fillmore was Vice
                                                                  President, Charles Schwab &
                                                                  Co. and Charles Schwab
                                                                  Investment Management,
                                                                  Inc. From 2000 to 2002,
                                                                  Mr. Fillmore was Vice
                                                                  President of Internal
                                                                  Audit, Charles Schwab &
                                                                  Co. Prior to 2000, Mr.
                                                                  Fillmore was with
                                                                  PricewaterhouseCoopers.

KIMON P. DAIFOTIS        Senior Vice          Officer of The      Senior Vice President and
July 10, 1959            President and        Charles Schwab      Chief Investment Officer --
                         Chief Investment     Family of Funds     Fixed Income, Charles
                         Officer.             since 2004.         Schwab Investment
                                                                  Management, Inc. Prior to
                                                                  2004, Mr. Daifotis was Vice
                                                                  President and Sr. Portfolio
                                                                  Manager, Charles Schwab
                                                                  Investment Management, Inc.

JEFFREY M. MORTIMER      Senior Vice          Officer of The      Senior Vice President and
September 29, 1963       President and        Charles Schwab      Chief Investment Officer --
                         Chief Investment     Family of Funds     Equities, Charles Schwab
                         Officer.             since 2004.         Investment Management,
                                                                  Inc. Prior to 2004, Mr.
                                                                  Mortimer was Vice President
                                                                  and Sr. Portfolio Manager,
                                                                  Charles Schwab Investment
                                                                  Management, Inc.

The continuation of a fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement between the Trust and CSIM (the "Agreement") with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

At the August 31 and November 16, 2004 meetings, the trustees, including a majority of Independent Trustees, approved the Agreement based on consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to a fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The trustees also considered information about average expense ratios of comparable mutual funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the trustees considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser from its relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates.

In its deliberation, the trustees did not identify any particular information that was all-important or controlling. Based on the trustees' deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES

The Trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

The Trust has a Nominating Committee that is comprised of all of the Independent Trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees.

                              TRUSTEE COMPENSATION

The following table provides trustee compensation for the fiscal year ending December 31, 2004. This information is for the Fund Complex, which included 63 funds as of December 31, 2004.


                                      Pension or
                                      Retirement
                        Schwab     Benefits Accrued            ($)
                        Family      as Part of Fund     Total Compensation
Name of Trustee        of Funds          Expenses          from Fund Complex
--------------------------------------------------------------------------------
                              "Interested Trustee"
Charles R. Schwab       0                 N/A                 0
                             "Independent Trustees"
Mariann Byerwalter      $103,555          N/A                 $216,757
Donald F. Dorward       $103,555          N/A                 $161,755
William A. Hasler       $103,555          N/A                 $216,757
Robert G. Holmes        $103,555          N/A                 $161,755
Gerald B. Smith         $103,555          N/A                 $161,755
Donald R. Stephens      $103,555          N/A                 $161,755
Michael W. Wilsey       $99,565           N/A                 $155,665

                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE

The following tables provide each Trustee's equity ownership of a fund and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2004. As of December 31, 2004, the Family of Investment Companies included 53 funds.



                                                 Dollar Range of Trustee
                                                 Ownership of the Fund:

                                Schwab                                    Schwab New        Aggregate Dollar Range Of
                               Municipal         Schwab California      York Municipal      Trustee Ownership In the
                                Money             Municipal Money           Money             Family of Investment
 Name of Trustee               Fund TM               Fund TM               Fund TM                 Companies*
-----------------------------------------------------------------------------------------------------------------------------------
Charles R. Schwab                  None            Over $100,000             None                 Over $100,000
Mariann Byerwalter                 None                None                  None                 Over $100,000
Donald F. Dorward                  None                None                  None                $10,001-$50,000
William A. Hasler                  None                None                  None               $50,001-$100,000
Robert G. Holmes                   None                None                  None                 Over $100,000
Gerald B. Smith                    None                None                  None                 Over $100,000
Donald R. Stephens                 None                None                  None                 Over $100,000
Michael W. Wilsey                  None                None                  None                 Over $100,000



                                                     Dollar Range of Trustee
                                                     Ownership of the Fund:

                                                      Schwab         Schwab
                                  Schwab New       Pennsylvania      Florida          Schwab               Aggregate Dollar Range
                               Jersey Municipal      Municipal      Municipal      Massachusetts          Of Trustee Ownership In
                                    Money              Money          Money       Municipal Money         the Family of Investment
 Name of Trustee                   Fund TM            Fund TM        Fund TM          Fund TM                     Companies*
-----------------------------------------------------------------------------------------------------------------------------------
Charles R. Schwab                    None              None            None              None                 Over $100,000
Mariann Byerwalter                   None              None            None              None                 Over $100,000
Donald F. Dorward                    None              None            None              None                $10,001-$50,000
William A. Hasler                    None              None            None              None               $50,001-$100,000
Robert G. Holmes                     None              None            None              None                 Over $100,000
Gerald B. Smith                      None              None            None              None                 Over $100,000
Donald R. Stephens                   None              None            None              None                 Over $100,000
Michael W. Wilsey                    None              None            None              None                 Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as described under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "SchwabFunds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various SchwabFunds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular SchwabFunds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the SchwabFunds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the SchwabFunds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the SchwabFunds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.

         Conflicts of Interest. Except as described above for proxies of mutual funds, for proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

         Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

         -        proxy statements and ballots written in a foreign language;

         -        untimely and/or inadequate notice of shareholder meetings;

         -        restrictions of foreigner's ability to exercise votes;

         -        requirements to vote proxies in person;

         - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

         - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.


In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

         Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

CONCISE SUMMARY OF ISS U.S. PROXY VOTING GUIDELINES

Effective for meetings on or after Feb. 1, 2006

1. AUDITORS

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless:

         - An auditor has a financial interest in or association with the company, and is therefore not independent;

         - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

         -        Fees for non-audit services are excessive.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

         -        Composition of the board and key board committees;

         -        Attendance at board and committee meetings;

         -        Corporate governance provisions and takeover activity;

         -        Disclosures under Section 404 of the Sarbanes-Oxley Act;

         - Long-term company performance relative to a market and peer index;

         -        Extent of the director's investment in the company;

         -        Existence of related party transactions;

         -        Whether the chairman is also serving as CEO;

         -        Whether a retired CEO sits on the board;

         -        Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

         - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

         -        Sit on more than six public company boards;

         - Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

         - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

         - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

         - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

         - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

         - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

         - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

         - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

         - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

         - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

         -        The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

         -        The non-audit fees paid to the auditor are excessive;

         - A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

         - There is a negative correlation between chief executive pay and company performance;

         - The company fails to submit one-time transfers of stock options to a shareholder vote;

         - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

         -        The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

         - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

         -        Two-thirds independent board;

         -        All-independent key committees;

         -        Established governance guidelines;

         -        The company does not under-perform its peers.


MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

         - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

         - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

         - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

         - An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

         - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

         - Long-term financial performance of the target company relative to its industry;

         -        Management's track record;

         -        Background to the proxy contest;

         -        Qualifications of director nominees (both slates);

         - Strategic plan of dissident slate and quality of critique against management;

         - Likelihood that the proposed goals and objectives can be achieved (both slates);

         -        Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

         -        Shareholders have approved the adoption of the plan; or

         - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

         -        No lower than a 20 percent trigger, flip-in or flip-over;

         -        A term of no more than three years;

         - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

         - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

         - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

         - Market reaction - How has the market responded to the proposed deal?

         -        Strategic rationale - Does the deal make sense strategically?
                  Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

         - Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

         - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

         - Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?


6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

         -        The total cost of the company's equity plans is unreasonable;

         - The plan expressly permits the repricing of stock options without prior shareholder approval;

         - There is a disconnect between CEO pay and the company's performance;

         - The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

         -        The plan is a vehicle for poor pay practices.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

         - Stock ownership guidelines with a minimum of three times the annual cash retainer.

         -        Vesting schedule or mandatory holding/deferral period:

                  - A minimum vesting of three years for stock options or restricted stock; or

                  - Deferred stock payable at the end of a three-year deferral period.

         - A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

         - No retirement/benefits and perquisites for non-employee directors; and

         - A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

         -        Purchase price is at least 85 percent of fair market value;

         -        Offering period is 27 months or less; and

         - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

         - Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

         - Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

         - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

         - No discount on the stock price on the date of purchase since there is a company matching contribution.

OPTION EXCHANGE PROGRAMS/RE-PRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

         -        A trigger beyond the control of management;

         - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

         -        Change-in-control payments should be double-triggered, i.e.,
                  (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. CORPORATE RESPONSIBILITY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

         - The company is conducting animal testing programs that are unnecessary or not required by regulation;

         - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

         - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards.

DRUG PRICING AND RE-IMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

         -        The existing level of disclosure on pricing policies;

         -        Deviation from established industry pricing norms;

         - The company's existing initiatives to provide its products to needy consumers;

         - Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

TOBACCO

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

         - New legislation is adopted allowing development and drilling in the ANWR region;

         -        The company intends to pursue operations in the ANWR; and

         - The company has not disclosed an environmental risk report for its ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

         - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

         -        The company does not directly source from CAFOs.

GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

         - The company does not maintain operations in Kyoto signatory markets;

         - The company already evaluates and substantially discloses such information; or,

         - Greenhouse gas emissions do not significantly impact the company's core businesses.

POLITICAL CONTRIBUTIONS

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

         -        Past performance as a closed-end fund;

         -        Market in which the fund invests;

         -        Measures taken by the board to address the discount; and

         - Past shareholder activism, board activity, and votes on related proposals.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

      -     Performance of the fund's net asset value;

      -     The fund's history of shareholder relations;

The performance of other funds under the advisor's management.

The Trust is required to disclose annually the fund's complete proxy voting record on Form N-PX. The fund's proxy voting record for the most recent 12 month period ended June 30th will be available by visiting the Schwab website at www.schwab.com/Schwab Funds. The fund's Form N-PX will be available on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 14, 2005, the officers and trustees of the Trust, as a group, owned of record or beneficially, less than 1% of the outstanding voting securities of any class of each fund.

As of March 31, 2005, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund:

SCHWAB MUNICIPAL MONEY FUND - INSTITUTIONAL SHARES
Cook Group, Inc.                                                             6%
P.O. Box 1608
Bloomington, IN 47402

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco, CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Schwab is an affiliate of the investment adviser and is the Trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.

First $1 billion - 0.38%
More than $1 billion but not exceeding $10 billion - 0.35%
More than $10 billion but not exceeding $20 billion - 0.32%
More than $20 billion but not exceeding $40 billion - 0.30%
More than $40 billion - 0.27%

For the fiscal years ended December 31, 2002, 2003 and 2004, Schwab Municipal Money Fund TM paid net investment advisory fees of $23,110,000 (fees were reduced by $16,061,000), $26,881,000 (fees were reduced by $16,579,000) and
$28,121,000 (fees were reduced by $17,253,000), respectively.

For the fiscal years ended December 31, 2002, 2003 and 2004, Schwab California Municipal Money Fund TM paid net investment advisory fees of $13,891,000 (fees were reduced by $9,274,000), $15,680,000 (fees were reduced by $10,033,000) and
$15,548,000 (fees were reduced by $9,766,000), respectively.

For the fiscal years ended December 31, 2002, 2003 and 2004, Schwab New York Municipal Money Fund TM paid net investment advisory fees of $3,342,000 (fees were reduced by $2,495,000), $3,804,000 (fees were reduced by $2,561,000), and
$3,817,000 (fees were reduced by $2,543,000), respectively.

For the fiscal years ended December 31, 2002, 2003 and 2004, Schwab New Jersey Municipal Money Fund TM paid net investment advisory fees of $590,000 (fees were reduced by $940,000), $805,000 (fees were reduced by $987,000), and $825,000 (fees were reduced by $995,000), respectively.

For the fiscal years ended December 31, 2002, 2003 and 2004, Schwab Pennsylvania Municipal Money Fund TM paid net investment advisory fees of $394,000 (fees were reduced by $693,000), $514,000 (fees were reduced by $711,000), and $577,000 (fees were reduced by $743,000), respectively.

For the fiscal years ended December 31, 2002, 2003 and 2004, Schwab Florida Municipal Money Fund TM paid net investment advisory fees of $932,000 (fees were reduced by $2,530,000), $1,798,000 (fees were reduced by $2,332,000), and
$2,251,000 (fees were reduced by $2,204,000), respectively.

For the period between May 16, 2003 and December 31, 2003, Schwab Massachusetts Municipal Fund TM paid net investment advisory fees of $114,000 (fees were reduced by $732,000). For the fiscal year ended December 31, 2004, the fund paid net investment advisor fees of $438,000 (fees were reduced by $976,000).

Schwab and the investment adviser have agreed to limit each of the Sweep Shares of the Schwab Municipal Money Fund TM, the Schwab California Municipal Money Fund TM, the Schwab New York Municipal Money Fund TM, the Schwab New Jersey Municipal Money Fund TM, the Schwab Pennsylvania Municipal Money Fund TM, the Schwab Florida Municipal Money Fund TM and the Schwab Massachusetts Municipal Money Fund's TM "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.65%, respectively, through April 29, 2006.

Schwab and the investment adviser have agreed to limit each of the Value Advantage Shares of the Schwab Municipal Money Fund TM, Schwab California Municipal Money Fund TM and Schwab New York Municipal Money Fund's TM "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.45%, respectively, through April 29, 2006.

Schwab and the investment adviser have agreed to limit the Schwab Municipal Money Fund's Institutional Shares and Select Shares'(R) "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.24% and 0.35%, respectively, through April 29, 2006.

The expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, if any, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the funds and is the Trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets Schwab Funds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee from each fund's Sweep Shares, payable monthly in the amount of 0.25% of the Sweep Shares' average daily net assets.

For the services performed as transfer agent under its contract with the Schwab Municipal Money Fund TM, Schwab California Municipal Money Fund TM and Schwab New York Municipal Money Fund TM, Schwab is entitled to receive an annual fee from each fund's Value Advantage Shares and Schwab Municipal Money Fund's Institutional Shares and Select Shares(R), payable monthly in the amount of 0.05% of each share class' average daily net assets.

For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee from each fund's Sweep Shares, payable monthly in the amount of 0.20% of the Sweep Shares' average daily net assets.

For the services performed as shareholder services agent under its contract with the Schwab Municipal Money Fund TM, Schwab California Municipal Money Fund TM and Schwab New York Municipal Money Fund TM, Schwab is entitled to receive an annual fee from each fund's Value Advantage Shares and Schwab Municipal Money Fund's Institutional Shares and Select Shares(R), payable monthly in the amount of 0.17% of each share class' average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, PA 19153, serves as custodian for the funds, and PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains the books and records related to each fund's transactions.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the Trust and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the Trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ending December 31, 2004, are included in the fund's annual report that is supplied with the SAI.

                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                                 OTHER EXPENSES

The funds pay other expenses that typically are connected with the Trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the funds. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the Trust on the basis of each fund's relative net assets at the time the expense is incurred.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the funds' portfolio turnover rate for reporting purposes is expected to be near zero.

                          PORTFOLIO HOLDINGS DISCLOSURE

The funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of the funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds' portfolio holdings, as necessary, in conformity with the foregoing principles.

A complete list of each fund's portfolio holdings is published on the Schwab Funds website at www.schwab.com/schwabfunds, under "Prospectuses and Reports", typically 60-80 days after the end of each fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, each fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, the funds also provide on the website monthly information regarding certain attributes of a fund's portfolio, such as a fund's sector weightings, portfolio composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.

Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

Currently, Callan Associates, Inc. receives early disclosure of portfolio holdings information. Callan Associates provides consulting services to the Committee for the Charles Schwab Employee Benefit Administrative Committee in connection with the company's 401(k) plan. Callan receives the funds' portfolio holdings on a calendar quarterly basis with a lag typically of 30 days. Neither the fund nor any other party receives compensation or other consideration from Callan Associates in connection with this arrangement. Pursuant to a confidentiality agreement entered into between Callan and the trusts, Callan is required to maintain the confidentiality of the portfolio holdings information and will not allow any of its employees or agents to use such information as a basis for trading in securities or making investment decisions or recommendations.

In addition, the funds' service providers including, without limitation, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information in connection with the services they perform for the funds.

The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis includes, but is not limited to, the allocation of a fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.

                             PORTFOLIO TRANSACTIONS

Each of the funds paid no brokerage commissions during the last three fiscal years.

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of a fund. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. A fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices a fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds invest are traded primarily in the over-the-counter market and or purchased directly from the issuer or an underwriter or market maker. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and underwriting commissions.

The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.

The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

A fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances.

The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable a fund to trade directly with other institutional holders. At times, this may allow a fund to trade larger blocks than would be possible trading through a single market maker.

The investment adviser may aggregate securities sales or purchases among two or more clients. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected client and is consistent with the terms of the investment advisory agreement for such client. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                             REGULAR BROKER-DEALERS

Each fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended December 31, 2004, no fund purchased securities issued by its regular broker-dealers.

                            DESCRIPTION OF THE TRUST

Each fund is a series of The Charles Schwab Family of Funds, an open-end investment management company organized as a Massachusetts business trust on October 20, 1989.

The funds may hold special meetings of shareholders, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the Trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value per share as determined in accordance with the bylaws.

PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF SHAREHOLDER DOCUMENTS

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that both the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (the Fed) are open. The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading sessions closes early. The funds reserve the right to open for business on days the NYSE is closed but the Fed is open. The following holiday closings are currently scheduled for 2005: New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (observed), Veterans' Day (observed), Thanksgiving Day and Christmas Day. On any day that the Fed, NYSE or principal government securities markets close early, the funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received by the funds' transfer agent.

As long as the funds or Schwab follow reasonable procedures to confirm that your telephone or Internet order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial and additional investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived for clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings, or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice.

Each fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each of Schwab California Municipal Money Fund TM and Schwab New York Municipal Money Fund TM is composed of two classes of shares. Schwab Municipal Money
Fund TM is composed of four share classes. Each fund's share classes share a common investment portfolio and objective but have different minimum investment requirements and different expenses. The Sweep Shares are designed to provide convenience through automatic investment of uninvested cash balances and automatic redemptions for transactions in your Schwab account, although shares also may be purchased directly. The Value Advantage, Select and Institutional Shares do not have a sweep feature, but rather must be purchased directly.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any Schwab Funds, including any class of shares, may be sold and the shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirement of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                                PRICING OF SHARES

Each fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a fund's investments at amortized cost with market values. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees. The funds use approved pricing services to provide values for their portfolio securities. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

The amortized cost method of valuation seeks to maintain a stable net asset value per share (NAV) of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and a fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

If a fund's NAV calculated using market values declined, or was expected to decline, below a fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain a fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's NAV (calculated using market values) were to increase, or were anticipated to increase above a fund's $1.00 NAV (calculated using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain a fund's $1.00 NAV.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectuses and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

On each business day that the NAV of a fund is determined, such fund's net investment income will be declared as of the close of the fund (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record. Your daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. For each fund, dividends will normally be reinvested monthly in shares of the fund at the NAV on the 15th day of each month, if a business day, otherwise on the next business day, except in December when dividends are reinvested on the last business day of December. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. Each fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within 7 days.

Each fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a fund generally consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that fund. If a fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. A fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The funds do not expect to realize any long-term capital gains. However, long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. If you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund may engage in investment techniques that may alter the timing and character of its income. Each fund may be restricted in its use of these techniques by rules relating to its qualification as a regulated investment company.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that dividends with respect to a fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007 are not subject to U.S. withholding tax, if, subject to certain exceptions, such dividends qualify as interest related dividends or as short-term capital gain dividends. Distributions to foreign shareholders of such short-term capital gain dividends of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more per year as determined under certain IRS rules. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

If, at the close of each quarter of its taxable year, at least 50% of the value of a fund's assets consist of obligations the interest on which is excludable from gross income, the fund may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.

Tax-exempt income, including exempt interest dividends paid by a fund, are taken into account in determining whether a portion of a shareholder's social security or railroad retirement benefits will be subject to federal income.

Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

Because the taxable portion of a fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Code for the dividends received deduction for corporations or as qualified dividend income eligible for reduced tax rates.

The redemption or exchange of the shares of a fund may result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers, gain on the sale of shares held for more than 12 months will generally be taxed at the rate applicable to long-term capital gains, while gain on the sale of shares held for one year or less will generally be taxed at ordinary income rates.

                            STATE TAX CONSIDERATIONS

The following tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable fund's transactions. Investors should consult a tax advisor for more detailed information about state taxes to which they may be subject.

                          CALIFORNIA TAX CONSIDERATIONS

The Schwab California Municipal Money Fund TM intends to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the fund's taxable year, at least 50% of the value of the fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) the fund continues to qualify as a regulated investment company.

If the fund qualifies to pay California exempt-interest dividends to shareholders, dividends distributed to shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the fund in a written notice to shareholders mailed within 60 days of the close of the fund's taxable year and (2) to the extent the interest received by the fund during the year on California Tax Exempt Obligations exceeds expenses of the fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend. The fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in the fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the fund will not be deductible for California personal income tax purposes if the fund distributes California exempt-interest dividends.

                           NEW YORK TAX CONSIDERATIONS

Dividends paid by the Schwab New York Municipal Money Fund TM that are derived from interest on municipal securities issued by New York State and its political subdivisions or any agency or instrumentality thereof which interest would be exempt under federal law from New York State tax if held by an individual, will be exempt from New York State and New York City personal income and unincorporated business taxes, but not corporate franchise taxes. Dividends paid by the fund that are derived from interest on municipal securities issued by New York and its political subdivisions or any agency or instrumentality thereof will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if the entity receiving the dividends has a sufficient nexus with New York State or New York City.

Other dividends and distributions from other state's municipal securities, U.S. government obligations, taxable income and capital gains that are not exempt from state taxation under federal law and distributions attributable to capital gains, will be subject to New York State personal income tax and New York City personal income tax. Gain from the sale, exchange or other disposition of shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business and general corporation taxes. In addition, interest or indebtedness incurred by a shareholder to purchase or carry shares of the fund is not deductible for New York personal income tax purposes to the extent that it relates to New York exempt-interest dividends distributed to a shareholder during the taxable year.

                          NEW JERSEY TAX CONSIDERATIONS

Under current law, investors in the Schwab New Jersey Municipal Money Fund TM will not be subject to the New Jersey Gross Income Tax on distributions from the fund attributable to interest income from (and net gain, if any, from the fund's disposition of) New Jersey Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities ("Federal Securities") held by the fund, either when received by the fund or when credited or distributed to the investors, provided that the fund meets the requirements for a qualified investment fund by: (1) maintaining its registration as a registered investment company with the SEC; (2) investing at least 80% of the aggregate principal amount of the fund's investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey municipal securities or federal securities at the close of each quarter of the tax year; (3) investing 100% of its assets in interest-bearing obligations, discount obligations, cash and cash items, including receivables, financial options, futures forward contracts, or other similar financial instruments relating to interest-bearing obligations, discount obligations or bond indexes related thereto; and (4) complying with certain continuing reporting requirements.

However, in Colonial Trust III and Investment Company Institute v. Director, Division of Taxation, DKT No. 009777-93 (NJ Tax Court, Feb. 21, 1997) the New Jersey Tax Court nullified the New Jersey threshold requirements stated above. The court ruled that New Jersey could not impose its gross income tax on shareholder distributions attributable to interest paid on obligations of the United States government from a mutual fund that did not meet the requirements to be a qualified investment fund. The state of New Jersey indicates that its existing statutes and regulation are under review.

For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey municipal securities and federal securities, and distributions from net realized capital gains in respect of such investments, will be taxable.

Gain on the disposition of shares is not subject to New Jersey Gross Income Tax, provided that the fund meets the requirements for a qualified investment fund set forth above.

                         PENNSYLVANIA TAX CONSIDERATIONS

For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by the Schwab Pennsylvania Municipal Money Fund TM from its investments in Pennsylvania Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities (Federal Securities) are not taxable. Distributions by the fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.

Distributions paid by the fund, which are excludable as exempt income for federal tax purposes, are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the fund attributable to interest received by the fund from its investments in Pennsylvania municipal securities and federal securities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Code if the interest were exempt from federal income tax. Distributions by the fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. It is the current position of the Pennsylvania Department of Revenue that fund shares are considered exempt assets (with a pro rata exclusion based on the value of the fund attributable to its investments in Pennsylvania municipal securities and federal securities) for purposes of determining a corporation's stock value subject to the Commonwealth's capital stock tax or franchise tax.

The fund intends to invest primarily in obligations which produce interest exempt from federal and Pennsylvania taxes. If the fund invests in obligations that are not exempt for Pennsylvania purposes but are exempt for federal purposes, a portion of the fund's distributions will be subject to Pennsylvania personal income tax.

Shares of the Schwab Pennsylvania Municipal Money Fund TM may be subject to the Pennsylvania inheritance tax and the Pennsylvania estate tax if held by a Pennsylvania decedent at the time of death.

                             FLORIDA INTANGIBLE TAX

Florida does not currently impose an income tax on individuals; therefore distributions made by the Schwab Florida Municipal Money Fund TM to Florida residents will not be subject to state income taxes in Florida. Distributions made to shareholders which are Florida corporations may be subject to Florida's corporate income tax. If you are subject to income tax in a state other than Florida, the dividends derived from Florida state and municipal obligations may be taxable.

Florida imposes an intangible personal property tax of 0.10% on all intangible personal property owned by Florida residents on January 1st of each year, including stocks and other securities. Certain types of property are exempt from the intangible tax such as, securities issued by the United States government or its agencies and obligations issued by the State of Florida or its municipalities or counties. The shares of the Florida fund will be exempt from Florida's intangible tax for any given year, if as of the close of business on December 31st of the previous year, 90% or more of the net asset value of the fund's assets consists of exempt securities.

Therefore, in order for the fund and its shareholders to benefit from the exemption, the fund may have to sell any non-exempt securities which it holds in its portfolio prior to the close of business on December 31st of each year. This may cause the fund to liquidate certain of its investments when it would be disadvantageous to do so in order to qualify for the exemption thereby reducing the fund's aggregate investment return.

                        MASSACHUSETTS TAX CONSIDERATIONS

Under current law, investors in the fund will not be subject to the Massachusetts personal income tax on distributions from the fund attributable to interest income from Massachusetts municipal securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities. Massachusetts requires that the fund properly designate such dividends in a written notice mailed to the fund's shareholders not later than sixty days after the close of the fund's taxable year.

Distributions which qualify as capital gain dividends for federal income tax purposes also are exempt from Massachusetts personal income taxation, to the extent that the distributions are attributable to gains from the sale or exchange of certain Massachusetts obligations, and are properly designated as such in a written notice mailed to the fund's shareholders not later than sixty days after the close of the fund's tax year.

Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.